                                                                    EXHIBIT 10.8

                            Confidential Treatment

                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

This COLLABORATIVE RESEARCH AND LICENSE AGREEMENT is entered into as of June 13, 1996 by and between MERCK & CO., INC. ("MERCK"), a New Jersey corporation having an office at One Merck Drive, Whitehouse Station, New Jersey 08889, and CUBIST PHARMACEUTICALS, INC. ("CUBIST"), a Delaware corporation having an office at 24 Emily Street, Cambridge, Massachusetts 02139.


WHEREAS, CUBIST has expertise in the biochemistry and molecular biology of tRNA synthetases from microorganism and human sources; and


WHEREAS, MERCK and CUBIST have the scientific expertise and capacity to undertake the "COLLABORATION" (as defined in Article 1) contemplated by this Agreement; and


WHEREAS, MERCK has the capability to undertake development of "ANTI-INFECTIVE AGENTS" (as defined in Article 1); and


WHEREAS, MERCK possesses libraries of compounds and natural products and desires to determine the enzyme inhibitory capability of each compound in such library against CUBIST's tRNA synthetases targets in a "PRIMARY SCREENING PROGRAM" (as defined in Article 1); and


WHEREAS, MERCK shall compensate CUBIST for access to CUBIST's technology, shall provide to CUBIST research funding for preparing the
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                                      -2-

tRNA synthetase targets and conducting the RESEARCH PLAN described in Exhibit 2 and shall pay CUBIST additional amounts based on the achievement of certain milestones and of certain commercial sales of LICENSED PRODUCT(S).


NOW, THEREFORE, in consideration of the foregoing premises and the covenants set forth below the parties agree as follows:


1.0  DEFINITIONS
     Whenever used in this Agreement, the capitalized terms defined in this
     Article 1.0 shall have the meanings specified.

     1.1  "AFFILIATE" means any corporation or other legal entity owning,
           ---------
          directly or indirectly, more than fifty percent (50%) of the voting capital shares or similar voting securities of MERCK or CUBIST; any corporation or other legal entity more than fifty percent (50%) of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by MERCK or CUBIST; or any corporation or other legal entity more than fifty percent (50%) of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by a corporation or other legal entity which owns, directly or indirectly, more than fifty percent (50%) of the voting capital shares or similar voting securities of MERCK or CUBIST.
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                                      -3-

     1.2  "AMINOACYL-tRNA SYNTHETASES" means *********************
           --------------------------

     1.3  "ANTI-INFECTIVE AGENT" means any compound resulting from the
           --------------------
          COLLABORATION with inhibitory activity ***********************

     1.4  "AREA" means research or development with respect to ANTI-INFECTIVE
           ----
          AGENTS useful in the prevention, treatment or management of any disease states in human beings, animals or plants.

     1.5. "BASE MILESTONE PAYMENT" means that amount calculated pursuant to
           ----------------------
          Section 3.5 hereof.

     1.6  "BIOLOGICAL MATERIALS" means any material having a biological
           --------------------
          activity, including, but not limited to, structural genes, genetic sequences, promoters, enhancers, probes, linkage probes, vectors, plasmids, transformed cell lines, bacterial strains, transgenic animals, proteins and fragments thereof, peptides, biological modifiers, antigens, antibodies, cell lines, antagonists, agonists, inhibitors and other biologically active materials.






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     1.7  "COLLABORATION" means the research collaboration to be conducted by
           -------------
          MERCK and CUBIST pursuant to this Agreement. Exhibit 1 hereto sets forth a diagram outlining the COLLABORATION.

     1.8  "COMPOUND" means any chemical entity or natural product sample that is
           --------
          identified as a HIT or synthesized in the MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM; provided, however, that the term "COMPOUND" shall
                             --------  -------
          not mean or include any RESTRICTED COMPOUND.

     1.9  "CONFIDENTIAL INFORMATION" means, collectively, MERCK CONFIDENTIAL
           ------------------------
          INFORMATION and CUBIST CONFIDENTIAL INFORMATION.

     1.10 "CUBIST" means CUBIST PHARMACEUTICALS, INC. and its AFFILIATES.
           ------

     1.11 "CUBIST CONFIDENTIAL INFORMATION" means all information which is
           -------------------------------
          disclosed by CUBIST to MERCK, either orally or in writing, in the course of the COLLABORATION to the extent that such information as of the date of disclosure to MERCK is not (i) known to MERCK (as evidenced in its records) other than by virtue of a prior confidential disclosure to MERCK by CUBIST; or (ii) disclosed in published literature, or otherwise generally available to the public
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                                      -5-

          through no fault or omission of MERCK; or (iii) obtained from a third-party free from any obligation of confidentiality to CUBIST; or (iv) developed by MERCK (as evidenced in writing) independent of the CUBIST CONFIDENTIAL INFORMATION.

     1.12 "CUBIST INTELLECTUAL PROPERTY" means any and all knowledge, KNOW-HOW,
           ----------------------------
          BIOLOGICAL MATERIALS, techniques, inventions, improvements and/or discoveries, whether or not patentable, copyrightable or subject to trademark protection and in whatever form kept, (i) which are conceived, created, originated and/or first reduced to practice pursuant to the COLLABORATION solely by CUBIST personnel or in which CUBIST has or acquires, pursuant to the COLLABORATION, ownership rights or a licensable interest that are or is not held jointly with MERCK and (ii) which are necessary or useful in discovering, developing, manufacturing, registering or marketing LICENSED PRODUCTS.

     1.13 "DRUG DEVELOPMENT PROGRAM" means that program *************
           ------------------------
          for all pre-clinical and clinical development and regulatory filings leading to commercialization of ANTI-INFECTIVE AGENTS.

     1.14 "EFFECTIVE DATE" is June 13, 1996.
           --------------




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     1.15 "HIT" means any compound in the MERCK COMPOUND LIBRARY which, in the
           ---
          course of the PRIMARY SCREENING PROGRAM, is shown to meet the criteria for inhibitory activity against a PROGRAM tRNA SYNTHETASE, as such criteria is set forth in the RESEARCH PLAN.

     1.16 "IND" means an Investigational New Drug application filed with the
           ---
          United States Food and Drug Administration ("FDA"), or its equivalent or any corresponding application filed in any country other than the United States.

     1.17 "INTELLECTUAL PROPERTY" means, collectively, the MERCK INTELLECTUAL
           ---------------------
          PROPERTY, CUBIST INTELLECTUAL PROPERTY, JOINT INTELLECTUAL PROPERTY, PATENT RIGHTS AND THIRD PARTY INTELLECTUAL PROPERTY.

     1.18 "JOINT INTELLECTUAL PROPERTY" means any and all knowledge, KNOW-HOW,
           ---------------------------
          BIOLOGICAL MATERIALS, techniques, inventions, improvements and/or discoveries, whether or not patentable, copyrightable or subject to trademark protection and in whatever form kept, which are conceived, created, originated and/or first reduced to practice jointly by CUBIST and MERCK personnel pursuant to the COLLABORATION or in which, during the course of the

          COLLABORATION, CUBIST and MERCK otherwise acquire joint ownership rights pursuant to applicable provisions of U.S. law concerning rights of inventorship.

     1.19 "KNOW-HOW" means all information and data not generally known, (i)
           --------
          which are in the possession of or available to MERCK or CUBIST, currently or during the term of this Agreement and any future agreements regarding LICENSED PRODUCTS, or in which MERCK and/or CUBIST have ownership rights or a licensable interest, and (ii) which are necessary or useful in discovering, developing, manufacturing, registering or marketing LICENSED PRODUCTS.

     1.20 "LICENSE" shall have the meaning ascribed to it in Section 5.2.
           -------

     1.21 "LICENSED PRODUCT" means any product that contains a COMPOUND.
           ----------------

     1.22 "MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM" means that program
           ----------------------------------------------
          conducted for *************** the discovery and characterization of a SAFETY ASSESSMENT CANDIDATE.




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                                     -8-

     1.23 "MEDICINAL CHEMISTRY NOTICE" shall have the meaning ascribed to it in
           --------------------------
          Section 2.1.2.

     1.24 "MERCK" means MERCK & CO., INC. and its AFFILIATES.
           -----

     1.25 "MERCK COMPOUND LIBRARY" OR "MERCK COMPOUNDS" means those chemical
           -------------------------------------------
          libraries or compounds owned or licensed by, or in the possession or control of, MERCK and composed of natural products, combinatorial chemistry libraries and synthetic sample collections.

     1.26 "MERCK CONFIDENTIAL INFORMATION" means all information which is
           ------------------------------
          disclosed by MERCK to CUBIST, either orally or in writing, in the course of the COLLABORATION to the extent that such information as of the date of disclosure to CUBIST is not (i) known to CUBIST (as evidenced in its records) other than by virtue of a prior confidential disclosure to CUBIST by MERCK; or (ii) disclosed in published literature, or otherwise generally known to the public through no fault or omission of CUBIST; or (iii) obtained from a third party free from any obligation of confidentiality to MERCK; or (iv) developed by CUBIST (as evidenced in writing) independent of the MERCK CONFIDENTIAL INFORMATION.

     1.27 "MERCK INTELLECTUAL PROPERTY" means any and all knowledge, KNOW-HOW, BIOLOGICAL MATERIALS, techniques, inventions, improvements and/or discoveries, whether or not patentable, copyrightable or subject to trademark protection and in whatever form kept, which are conceived, created, originated and/or first reduced to practice solely by MERCK personnel or in which MERCK has ownership rights or a licensable interest that are or is not held jointly with CUBIST.

     1.28 "NDA" means a New Drug Application filed with the United States FDA,
           ---
          or its equivalent or any corresponding application filed in any country other than the United States.

     1.29 "NET SALES" means the gross invoice price of LICENSED PRODUCT(S) sold
           ---------
          by MERCK or its sublicensees to an independent third party after deducting, if not already deducted in the amount invoiced:

          A.   *************************************************************
               **********************************************************
               *************************************

          B.   *********************************************************
               ******************************************************




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                                     -10-

          C.   ************************************

          D.   ****************************************************************
               **************************************************************
               *******************************

     1.30 "PATENT CLAIM" means a claim of an unexpired patent or a patent
           ------------
          application included in the PATENT RIGHTS.

     1.31 "PATENT RIGHTS" means all U.S. provisional, non-provisional,
           -------------
          continuation, continuation-in-part, divisional, reissue and re-examination patent applications claiming INTELLECTUAL PROPERTY; all patents issued from the aforementioned U.S. patent applications; and foreign patent applications, patents, patents of addition, inventor's certificates, utility models and other forms of protection granted or issued by foreign countries or regional authorities (e.g., European Patent Office) containing one or more claims which cover subject matter in the aforementioned U.S. patent applications.

     1.32 "PRIMARY AND SECONDARY SCREENING PROGRAM PAYMENT" means the payment
           --------------------------------------- -------
          set forth in Section 3.3 hereof.




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                                     -11-

     1.33 "PRIMARY SCREENING MODULE PAYMENTS" means the payments set forth in
           ---------------------------------
          Section 3.2 hereof.

     1.34 "PRIMARY SCREENING MODULES" means cloned, expressed, purified and
           -------------------------
          active PROGRAM tRNA SYNTHETASES and the requisite methodologies and protocols sufficient to enable CUBIST and MERCK to perform the PRIMARY SCREENING PROGRAM.

     1.35 "PRIMARY SCREENING PROGRAM" means assays described as primary screens
           -------------------------
          conducted at CUBIST and MERCK as set forth in the RESEARCH PLAN (as set forth in Exhibit 2).

     1.36 "PROGRAM tRNA SYNTHETASES" means ******************************
           ------------------------
          ********************************************************************
          *******************************************************************
          *********************************************** to be used in the
          PRIMARY SCREENING PROGRAM, subject to substitution pursuant to
          Section 2.1.1(b)(iii)

     1.37 "RESEARCH COMMITTEE" shall have the meaning ascribed to it in Section
           ------------------
          2.2.

     1.38 "RESEARCH PLAN" means that plan set forth in Exhibit 2 containing the
           -------------
          PRIMARY SCREENING PROGRAM and the SECONDARY SCREENING PROGRAM, as such plan may be




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                                     -12-

          modified or supplemented by the RESEARCH COMMITTEE pursuant to this Agreement.

     1.39 "RESTRICTED COMPOUND" means ***************************************
           -------------------
          *******************************************************************
          *******************************************************************
          *******************************************************************
          *******************************************************************


     1.40 "SAFETY ASSESSMENT CANDIDATE" means a compound with a scientific data
           ---------------------------
          package that is evaluated and approved by the MERCK Research Management Committee for initiation of formal toxicology studies.

     1.41 "SECONDARY SCREENING PROGRAM" means assays described as secondary
           ---------------------------
          screens and tertiary screens conducted at CUBIST and MERCK as set forth in the RESEARCH PLAN.

     1.42 "TECHNOLOGY ACCESS FEE" means the fee payment provided for in Section
           ---------------------
          3.1 hereof.




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     1.43 "TERM" shall have the meaning ascribed to it in Section 11.1 of this
           ----
          Agreement.

     1.44 "THIRD PARTY INTELLECTUAL PROPERTY" means any and all knowledge,
           ---------------------------------
          KNOW-HOW, BIOLOGICAL MATERIALS, techniques, inventions, improvements, and/or discoveries, whether or not patentable, copyrightable or subject to trademark protection and in whatever form kept, which are conceived, created, originated and/or first reduced to practice by any third party or parties and are necessary or useful in discovering, developing, manufacturing, registering or marketing LICENSED PRODUCTS, and in which MERCK and/or CUBIST have a licensable interest.

     1.45 "UNIQUE COMPOUND" means, ********************************************
           ---------------
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************




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                                     -14-

2.0  RESEARCH PLAN AND DRUG DEVELOPMENT PROGRAM

     2.1  Purpose. The objective of the RESEARCH PLAN, the MEDICINAL CHEMISTRY
          -------
          AND DRUG DISCOVERY PROGRAM and the DRUG DEVELOPMENT PROGRAM is to discover, develop and commercialize LICENSED PRODUCTS.

          2.1.1  The Screening Program.  The PRIMARY SCREENING PROGRAM and the
                 ---------------------
                 SECONDARY SCREENING PROGRAM shall proceed as follows:

                 (a) Production of Screening Modules No later than ************ after the EFFECTIVE DATE, CUBIST shall complete production of the three PRIMARY SCREENING MODULES set forth in the RESEARCH PLAN.

                 (b)  PRIMARY SCREENING PROGRAM

                      i) Upon completion of the production of the three PRIMARY SCREENING MODULES, CUBIST and MERCK shall employ these PRIMARY SCREENING MODULES in a PRIMARY SCREENING PROGRAM to screen the MERCK COMPOUND LIBRARIES in a manner which, in the sole judgment of the RESEARCH




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                                     -15-

                            COMMITTEE, is suitable for such purpose; provided, however, that CUBIST shall have completed the PRIMARY SCREENING PROGRAM to identify HITS, in a diligent manner, no later than ************** after CUBIST's receipt of each set of the MERCK COMPOUND LIBRARIES. All such samples from the MERCK COMPOUND LIBRARIES shall be provided to CUBIST in coded form. It is understood that this timeline is based on CUBIST performing up to ********* assays using the MERCK COMPOUND LIBRARIES in the PRIMARY SCREENING PROGRAM; therefore, if additional samples are screened, the timeline will be reviewed and additional agreed upon time will be granted to CUBIST by MERCK.

                      ii)   ****************************************************
                            ****************************************************
                            ****************************************************
                            ****************************************************
                            ****************************************************




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                                     -16-


                    iii) During the PRIMARY RESEARCH PROGRAM, the RESEARCH COMMITTEE of***************************************
                            ***************************************************
                            ***************************************************
                            ***************************************************
                            ***************************************************
                            ***************************************************
                            ***************************************************
                            ***************************************************
                            ***************************************************






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                 ********************************************************
                 ********************************************************
                 ********************************************************
                 ********************************************************
                 ********************************************************
                 ********************************************************
                 ********************************************************
                 ********************************************************
                 ********************************************************
                 ********************************************************

                 (c)  SECONDARY SCREENING PROGRAM

                      i)    ************************************************
                            ********************************* CUBIST will begin
                            a





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                                     -18-

                            SECONDARY SCREENING PROGRAM with respect to such HITS. The SECONDARY SCREENING PROGRAM will be completed in a diligent manner, and, with respect to each HIT, the results of such SECONDARY SCREENING PROGRAM will be reported to MERCK ***************
                            *************************************************

                      ii)   **************************************************
                            **************************************************
                            **************************************************
                            **************************************************
                            **************************************************

                      iii) It is understood that if during the course of conducting the SECONDARY SCREENING PROGRAM, a HIT is characterized that




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                                     -19-

                            the RESEARCH COMMITTEE has the option of selecting that specific HIT to enter a MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM.

          2.1.2  The Medicinal Chemistry And Drug Discovery Program.  *******
                 --------------------------------------------------
                 ************************************************************
                 ******************** the RESEARCH COMMITTEE shall promptly designate a HIT or HITS which it recommends for further evaluation as an ANTI-INFECTIVE AGENT or AGENTS in a MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM and shall notify CUBIST and MERCK of such designation (the "MEDICINAL CHEMISTRY NOTICE"). Subject to Sections 2.1.3(i) or 2.1.3(ii) hereof, as applicable, CUBIST shall conduct the medicinal chemistry activities during the course of the MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM. Subject to Section 2.1.3 and within thirty (30) days of its receipt of the MEDICINAL CHEMISTRY NOTICE, MERCK shall reveal to CUBIST the identity and chemical structure of the HIT being developed, provided however, MERCK shall not be obligated to make such disclosure if CUBIST elects, pursuant to 2.1.3(i), not to pursue the MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM.




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                                     -20-


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                                     -21-

        2.1.3  Party Responsible for the Medicinal Chemistry And Drug
               ------------------------------------------------------
               Discovery Program.
               -----------------

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                                     -23-

                 **************************************************************
                 **************************************************************
                 **************************************************************
                 **************************************************************
                 **************************************************************


          2.1.4  Drug Development Program.
                 ------------------------
                 **************************************************************
                 **************************************************************
                 **************************************************************
                 **************************************************************
                 **************************************************************






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                                     -20-

                 ***********************************************************
                 ***********************************************************
                 ***********************************************************
                 ***********************************************************
                 ***********************************************************
                 ***********************************************************
                 ***********************************************************

     2.2  Research Committee.
          ------------------

          2.2.1  Purpose.  MERCK and CUBIST shall establish a RESEARCH COMMITTEE
                 -------
                 (the "RESEARCH COMMITTEE"):

                 (a) to evaluate, recommend and modify scientific criteria to be implemented under the PRIMARY and SECONDARY SCREENING PROGRAMS;

                 (b) to prioritize HITS based on the PRIMARY SCREENING PROGRAM and identify specific HITS to enter the SECONDARY SCREENING PROGRAM;

                 (c) to evaluate data from the SECONDARY SCREENING PROGRAM and make a recommendation to MERCK and CUBIST to initiate a MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM;




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                                     -25-

                 (d) to review and evaluate progress under the PRIMARY and SECONDARY SCREENING PROGRAMS; and

                 (e) to prepare amendments to the PRIMARY and SECONDARY SCREENING PROGRAMS, as necessary.

          2.2.2  Membership.  MERCK and CUBIST each shall appoint, in its sole
                 ----------
                 discretion, three members to the RESEARCH COMMITTEE. Substitutes for such appointees may be appointed at any time by MERCK or CUBIST, as appropriate. The members initially shall be:

                 MERCK Appointees: John Kozarich, James Heck and
                                  [_______]


                 CUBIST Appointees: Arthur F. Kluge, Philip Wendler
                                 and Susan Whoriskey


          2.2.3  Chair.  The RESEARCH COMMITTEE shall be chaired by two co-
                 -----
                 chairpersons, one appointed by MERCK and the other appointed by CUBIST, each selected from the RESEARCH COMMITTEE membership.

          2.2.4  Meetings.  The RESEARCH COMMITTEE shall meet at such times and
                 --------
                 in such places as the parties deem appropriate, provided that the RESEARCH COMMITTEE shall meet at least semi-annually until the earlier of (a) the commencement of the DRUG DEVELOPMENT PROGRAM or (b) the exercise by CUBIST of its election pursuant to Section 2.1.3(i)(A). or 2.1.3(i)(B). Representatives of MERCK or CUBIST or both, in addition to members of the RESEARCH COMMITTEE, may attend such meetings at the invitation of either party.

          2.2.5  Minutes.  The RESEARCH COMMITTEE shall keep accurate and
                 -------
                 complete minutes of its deliberations which record all proposed decisions and all actions recommended or taken. Drafts of the minutes shall be prepared in accordance with such procedures as the RESEARCH COMMITTEE shall determine, and copies of such drafts shall be delivered to all RESEARCH COMMITTEE members. Draft minutes shall be edited by the co-chairpersons and shall be issued in final form only with the approval and agreement of the co-chairpersons.

          2.2.6  Decisions. All decisions of the RESEARCH COMMITTEE shall be
                 ---------
                 made by a majority of the
                 members. In the event the RESEARCH COMMITTEE is unable to achieve a majority with respect to any such decision, the President of CUBIST, acting as a duly authorized representative of CUBIST, and the Executive Vice President of Merck Research Laboratories, acting as a duly authorized representative of MERCK, shall discuss the matter and attempt, in good faith, to reach agreement with respect to such decision. In the event that the President of Cubist and the Executive Vice President of Merck Research Laboratories shall be unable to reach agreement, MERCK shall, in its sole discretion, make the final decision.

          2.2.7  Expenses. MERCK and CUBIST shall each bear all expenses of
                 --------
                 their respective members related to their participation on the RESEARCH COMMITTEE.

     2.3  Reports.  During the PRIMARY SCREENING PROGRAM, the SECONDARY
          -------
          SCREENING PROGRAM and the MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM (but, in the case of the MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM, only to the extent that CUBIST has not exercised its rights under Section 2.1.3(i) hereof), MERCK and CUBIST each shall furnish to the RESEARCH COMMITTEE summary written reports within fifteen (15) days after the end of each quarter commencing on the EFFECTIVE DATE, which written reports shall provide all screening data and describe progress under the PRIMARY SCREENING PROGRAM, the SECONDARY SCREENING PROGRAM or the MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM, as the case may be.

     2.4  Laboratory Facilities and Personnel.  CUBIST and MERCK each shall
          -----------------------------------
          provide suitable laboratory facilities, equipment and personnel for the work to be done in carrying out the PRIMARY SCREENING PROGRAM, the SECONDARY SCREENING PROGRAM and the MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM.

     2.5  Diligent Efforts.  MERCK shall use reasonably diligent efforts,
          ----------------
          consistent with its overall research, development and business objectives, to discover, develop and market LICENSED PRODUCTS in all countries where MERCK determines that it is commercially viable to do so.

     2.6  Biological Materials, Merck Compound Library And Information
          -------------------------------------------------------------

          2.6.1 All compounds provided by MERCK hereunder shall: (1) be distributed only to CUBIST employees who have a need to receive such compounds to carry out the

                                     -29

                 terms of this Agreement; (2) be used solely for purposes expressly set forth in this Agreement; (3) be returned to MERCK upon MERCK's request and (4) not be disclosed or distributed to any third party without the prior written consent of MERCK.

          2.6.2 BIOLOGICAL MATERIALS transmitted to MERCK by CUBIST shall: (1) be distributed only to MERCK employees who have a need to receive them to carry out the terms of this Agreement; (2) be used solely for purposes expressly set forth in this Agreement;
                 (3) be returned promptly to CUBIST upon CUBIST's request and
                 (4) not be disclosed or distributed to any third party without the prior written consent of CUBIST.

          2.6.3 Either party to this Agreement may use any information generated by the other party in conducting research and/or development pursuant to this Agreement for any purpose expressly set forth in this Agreement, including the use in obtaining or defending its patents.

3.0  PAYMENTS TO CUBIST

     3.1  Technology Access Fee.  Within thirty (30) days of the EFFECTIVE DATE,
          ---------------------
          MERCK will pay CUBIST the sum of

          ********** as a TECHNOLOGY ACCESS FEE to enter into this Agreement. The funds shall be wired to a bank account specified by CUBIST on the EFFECTIVE DATE.

     3.2  Primary Screening Module Payment.  Within thirty (30) days of the
          --------------------------------
          EFFECTIVE DATE, MERCK will pay CUBIST ********** for the purpose of providing funding to CUBIST for providing and supplying the PRIMARY SCREENING MODULES.

     3.3. Primary and Secondary Screening Program Payment.  MERCK will pay
          -----------------------------------------------
          CUBIST *************** for the purpose of providing funding to CUBIST for conducting the PRIMARY AND SECONDARY SCREENING PROGRAMS. It is understood that such payment is based on CUBIST conducting ********** assays in the PRIMARY SCREENING PROGRAM. Therefore, if MERCK elects to conduct or have conducted additional assays, the costs of such additional assays will be negotiated in good faith by the parties.
          All PRIMARY AND SECONDARY SCREENING PROGRAM PAYMENTS shall be paid by MERCK to CUBIST within thirty (30) days following MERCK's receipt of a quarterly invoice from CUBIST.

     3.4  Screening Program Milestones.  Subject to the limitations otherwise
          ----------------------------
          set forth below in this Article 3, MERCK will pay




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

          CUBIST ********** scientific milestone payment upon the successful completion of a SECONDARY SCREENING PROGRAM that yields a compound that satisfies the criteria outlined in the RESEARCH PLAN attached hereto as Exhibit 2. This *********** scientific milestone payment
                    ---------
          shall be payable only upon the initial achievement of such milestone and no amounts shall be due hereunder for subsequent or repeated achievement of such milestone. Any payments pursuant to this Section
          3.4 shall be wired to a bank account specified by CUBIST within thirty
          (30) days following MERCK's receipt of the SECONDARY SCREENING PROGRAM profiling results meeting the above-referenced scientific criteria.

     3.5  Drug Development Milestones and Royalties.  If the MEDICINAL CHEMISTRY
          -----------------------------------------
          AND DRUG DISCOVERY PROGRAM yields a SAFETY ASSESSMENT CANDIDATE which MERCK, in its sole discretion, determines to advance to a DRUG DEVELOPMENT PROGRAM, MERCK will make BASE MILESTONE PAYMENTS to CUBIST with respect to each milestone set forth in the table below ("MILESTONE"), as follows:

          i)     Compounds First to Achieve a Milestone.  With respect only to
                 --------------------------------------
                 each COMPOUND that is the first COMPOUND to achieve a given MILESTONE, MERCK shall pay to




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

                 CUBIST a BASE MILESTONE PAYMENT equal to ******************* of the amount set forth in the table below (the "MILESTONE TABLE") corresponding to such MILESTONE, *****************************
                 ******************************************

          ii)    Successor Compounds: The Second, Third and Fourth Compounds.
                 -----------------------------------------------------------

                 (a)  Second Compound. With respect to each COMPOUND that is the
                      ---------------
                      second UNIQUE COMPOUND to achieve a given MILESTONE, MERCK shall pay to CUBIST a BASE MILESTONE PAYMENT equal to ************************** of the amount set forth in the
                      MILESTONE TABLE corresponding to such MILESTONE, ********
                      ******************************************************
                      ***********

                 (b)  Third Compound.  With respect to each COMPOUND that is the
                      --------------
                      third UNIQUE COMPOUND to achieve a given MILESTONE, MERCK shall pay to CUBIST a BASE MILESTONE PAYMENT equal to ******************* of the amount set forth in the MILESTONE TABLE corresponding to such




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

                      MILESTONE, ***********************************************
                      **************************

                 (c)  Fourth Compound. With respect to each COMPOUND that is the
                      ---------------
                      fourth UNIQUE COMPOUND to achieve a given MILESTONE, MERCK shall pay to CUBIST a BASE MILESTONE PAYMENT equal to ************************* of the amount set forth in the
                      MILESTONE TABLE corresponding to such MILESTONE, ********
                      *****************************************************
                      ***********


          iii)   No Other Base Milestone Payments. Except as expressly provided
                 --------------------------------
                in subsections (i) and (ii) of this Section 3.5, MERCK shall not be required to pay to CUBIST any BASE MILESTONE PAYMENTS for any COMPOUNDS that may achieve a MILESTONE.


                                MILESTONE TABLE

                                                Base Milestone
                                                --------------
                     Milestone                    Payment ($)
                     ---------                    -----------

          Approval of SAFETY ASSESSMENT CANDIDATE
          by MERCK's Research Management                 *********
          Committee

          Initiation of Phase II Clinical Trials         *********

          Initiation of Phase III Clinical Trials        *********




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

          Filing of NDA                                  *********

          Approval of NDA                                *********


          All BASE MILESTONE PAYMENTS required to be made by MERCK under this
          Section 3.5 shall be made within thirty (30) days of MERCK's receipt of written notice of the achievement of a MILESTONE by the applicable COMPOUND. MERCK shall be obligated to make the BASE MILESTONE PAYMENTS required under this Section 3.5 upon the achievement of a MILESTONE by the applicable COMPOUND, regardless of whether the development of such COMPOUND is discontinued at any time after the achievement of such MILESTONE. Subject to Sections 3.6 and 3.7 hereof, *************************************************************
          ********************************************************************
          *********************************************************************
          ******************* post-NDA approval in the United States.

          In addition to the BASE MILESTONE PAYMENTS that MERCK is required to make pursuant to the foregoing provisions of this Section 3.5, MERCK shall pay royalties to CUBIST for all LICENSED PRODUCTS, which royalties shall be equal to the sum of the worldwide annual NET SALES for all LICENSED PRODUCTS multiplied by the applicable royalty rate:




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


     Annual Net Sales (in millions) ("Tiers")  Percentage Of Net Sales
     ----------------------------------------  -----------------------

               *********************           ***********************
               *********************           ***********************
               *********************           ***********************

     3.6  **********************************************************************
          ----------------------------------------------------------------------
          *********************************************************************
          ----------------------
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          ***************************

     3.7  *********************************************************************
          -------------------------------------------------------------------
          *********************************************************************
          ----------------------
          ***************************




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

          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************************


4.0  PAYMENTS OF ROYALTIES; ACCOUNTING FOR ROYALTIES; AND RECORDS

     4.1  Payment Term.  MERCK shall pay CUBIST a royalty based on the aggregate
          ------------
          NET SALES of all LICENSED PRODUCTS. Such royalty shall be paid (as determined in Section 3.5 hereof), with respect to NET SALES in each country of the




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
          world where a LICENSED PRODUCT is sold, from the date of the first commercial sale (the date of the invoice of MERCK or a sublicensee of MERCK with respect to such sale) of such LICENSED PRODUCT in such country and continuing until the expiration of the term of the LICENSE with respect to such country pursuant to Section 5.3 hereof.

     4.2  Payment Dates.  Royalties shall be paid by MERCK on NET SALES within
          -------------
          forty-five (45) days after the end of each calendar quarter in which such NET SALES are made. Such payments shall be accompanied by a statement showing all relevant sales information including the information employed to calculate NET SALES of each LICENSED PRODUCT by MERCK and every sublicensee of MERCK in each country, the applicable royalty rate for such LICENSED PRODUCT, and a calculation of the amount of royalty due.

     4.3  Accounting.  The NET SALES used for computing the royalties payable to
          ----------
          CUBIST by MERCK shall be computed and paid in U.S. dollars by wire or other mutually acceptable means. ********************************
          ******************************************************************
          ******************************************************************
          ******************************************************************
          ***********************************************************




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

          ******************************************************************
          **************

     4.4  Records.  MERCK shall keep for a period of three (3) years from the
          -------
          date of each payment of royalties complete and accurate records of sales and all other information necessary to calculate NET SALES of each LICENSED PRODUCT in sufficient detail to allow the accrued royalties to be determined accurately. CUBIST shall have the right to cause an independent, certified public accountant to audit such records to confirm MERCK's or MERCK sublicensee's NET SALES and royalty payments for any year; provided, however, that such auditor
                                         --------  -------
          shall not disclose MERCK's CONFIDENTIAL INFORMATION to CUBIST. Such audits may be exercised once a year, within three (3) years after the royalty period to which such records relate, upon notice from CUBIST to MERCK and during normal business hours. CUBIST shall bear the full cost of such audit unless such audit discloses a variance of more than five percent (5%) from the amount of the NET SALES or royalties. In such case, MERCK shall bear the full cost of such audit. MERCK shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to MERCK, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by CUBIST's independent accountant to the same




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
          extent required by MERCK under this Agreement. Upon the expiration of three (3) years following the end of any year, the calculation of royalties payable with respect to such year shall be binding and conclusive upon CUBIST, and MERCK and its sublicensee shall be released from any liability or accountability with respect to royalties for such year. The terms of this Section 4.4 shall survive any termination or expiration of this Agreement for a period of three
          (3) years.

5.0  INTELLECTUAL PROPERTY RIGHTS AND MERCK LICENSE

     5.1  Ownership.  All CUBIST INTELLECTUAL PROPERTY shall be owned by CUBIST.
          ---------
          All MERCK INTELLECTUAL PROPERTY shall be owned by MERCK. All JOINT INTELLECTUAL PROPERTY shall be owned jointly by CUBIST and MERCK. All rights of inventorship shall be determined in accordance with U.S. law.

     5.2  License Grant.  CUBIST grants to MERCK an exclusive, worldwide
          -------------
          royalty-bearing license, including the right to grant sublicenses, to make, have made, use, offer for sale, sell, have sold and import LICENSED PRODUCTS in the AREA under all of CUBIST's licensable rights in the INTELLECTUAL PROPERTY and PATENT RIGHTS (the "LICENSE").

     5.3  Term Of License Grant.  Unless terminated earlier pursuant to any
          ---------------------
          provision set forth elsewhere in this Agreement, the LICENSE shall commence on the EFFECTIVE DATE and shall continue with respect to each LICENSED PRODUCT and each country of the world until the later of (i) the expiration date of the last to expire patents in such country that covers, in whole or in part, such LICENSED PRODUCT, (ii) the expiration date of the last to expire patents that covers, in whole or in part, such LICENSED PRODUCT in the country or countries of its manufacture or (iii) ************** following the date of the first commercial sale (the date of the invoice of MERCK or a sublicensee of MERCK with respect to such sale) of such LICENSED PRODUCT in such country.

     5.4  Merck Obligations With Respect to Sublicensees.  If MERCK grants one
          ----------------------------------------------
          or more sublicenses pursuant to the LICENSE, such sublicenses shall not have terms that are inconsistent with the term of this Agreement and the LICENSE. Any such sublicense or sublicenses shall not relieve MERCK of its obligations pursuant to this Agreement.

     5.5  Rights with Respect to Aminoacyl- tRNA Synthetases.
          ---------------------------------------------------

          5.5.1 Subject to the provisions set forth below in Section 5.5.2, CUBIST shall at all times retain all rights to the




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

                 PROGRAM tRNA SYNTHETASES (including, without limitation, the right to use such PROGRAM tRNA SYNTHETASES in research sponsored by CUBIST or any third party).

          5.5.2  CUBIST agrees that during the TERM, and in the AREA, CUBIST
                 **************************************************************
                 **************************************************************
                 **************************************************************
                 provided, however. that the restrictions imposed on CUBIST by
                 --------  -------
                 the foregoing provisions of this Section 5.5.2 shall terminate, as to any PROGRAM tRNA SYNTHETASE, on the earlier of (i) the date on which an NDA is filed with the FDA in connection with any HIT with respect to such PROGRAM tRNA SYNTHETASE or in connection with any analog of such HIT, or (ii) the date that MERCK notifies CUBIST in writing that MERCK is abandoning its programs relating to such PROGRAM tRNA SYNTHETASE.

          5.5.3 Notwithstanding anything expressed or implied in this Agreement to the contrary, CUBIST retains the right at all times to engage in a screening program sponsored by CUBIST or any third party and, in connection therewith, to use the PROGRAM tRNA




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

                 SYNTHETASES with non-MERCK compounds as long as such compounds were initially identified through screening for inhibitors of AMINOACYL-tRNA SYNTHETASES ***********************************
                 ************************************

6.0  LEGAL ACTION

     6.1  Actual or Threatened Disclosure or Infringement.  If information comes
          -----------------------------------------------
          to the attention of MERCK to the effect that any PATENT RIGHTS relating to a LICENSED PRODUCT are being, have been or are threatened to be infringed, MERCK shall have the right (but not the obligation) at its expense to take such action as it may deem necessary to prosecute or prevent such infringement, including the right to bring or defend any suit, action or proceeding involving any such infringement. MERCK shall notify CUBIST promptly of the receipt of any such information and of the commencement of any such suit, action or proceeding. If MERCK determines that it is necessary or desirable for CUBIST to join any such suit, action or proceeding, CUBIST shall, at MERCK's expense, execute all papers and perform such other acts as may be reasonably required to permit MERCK to act in CUBIST's name, and MERCK shall pay for any and all reasonable costs and expenses incurred by CUBIST in connection with such




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
          litigation, including reasonable attorney's fees. If MERCK brings suit, it shall have the right first to reimburse itself out of any sums recovered in such suit or in its settlement for all reasonable costs and expenses, including reasonable attorney's fees paid, related to such suit or settlement, and ********************* of any funds that shall remain from said recovery shall be paid to CUBIST and the balance of such funds shall be retained by MERCK. If MERCK does not, within sixty (60) days after giving notice to CUBIST of the above-described information, bring suit against any infringer, CUBIST shall have the right to bring suit for such alleged infringement, but it shall not be obligated to do so. If CUBIST determines that it is necessary or desirable for MERCK to join any such suit, action or proceeding, MERCK shall, at CUBIST's expense, execute all papers and perform such other acts as may reasonably be required to permit CUBIST to act in MERCK's name, and CUBIST shall pay for any and all reasonable costs and expenses incurred by MERCK in connection with such litigation, including reasonable attorney's fees. If CUBIST brings suit, it shall have the right first to reimburse itself out of any sums recovered in such suit or in its settlement for all reasonable costs and expenses, including reasonable attorney's fees paid, related to such suit or settlement, and *************** of any funds that shall remain from said recovery shall be paid to MERCK and the balance of such funds shall be retained by




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

          CUBIST. Each party shall always have the right to be represented by counsel of its own selection and at its own expense in any suit instituted by the other for infringement under the terms of this
          Section 6.1.

7.0  DEFENSE OF INFRINGEMENT CLAIMS

     CUBIST will cooperate with MERCK, at MERCK's expense, in the defense of any suit, action or proceeding against MERCK or any sublicensee of MERCK alleging an infringement of intellectual property rights of a third party by reason of the manufacture, use or sale of LICENSED PRODUCTS. MERCK shall give CUBIST prompt written notice of the commencement of any such suit, action, or proceeding or claim of infringement and will furnish CUBIST a copy of each communication relating to the alleged infringement. CUBIST shall give to MERCK all authority (including the right to exclusive control of the defense of any such suit, action or proceeding and the exclusive right, after consultation with CUBIST, to compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding), information and assistance necessary to defend or settle any such suit, action or proceeding; provided, however, MERCK shall obtain CUBIST's prior written consent to all or such part of any settlement which requires payment or other action by CUBIST or which may have a material adverse effect on CUBIST's business or income pursuant to this Agreement. If the parties agree that CUBIST should join any suit, action or proceeding pursuant to this Section, MERCK may, at MERCK's expense, join CUBIST as a defendant if necessary or desirable, in which event MERCK shall hold CUBIST free, clear and harmless from any and all costs and expenses of such litigation, including reasonable attorney's fees and CUBIST shall execute all documents and take all other actions, including giving testimony, which may reasonably be required in connection with the prosecution of such suit, action or proceeding.

8.0  TREATMENT OF CONFIDENTIAL INFORMATION

     8.1  Confidentiality
          ---------------

          8.1.1 MERCK and CUBIST each recognize that the other's Confidential Information constitutes highly valuable, confidential information. Subject to the terms and conditions of the LICENSE, the obligations set forth in Section 8.3 and the publication rights set forth in Section 8.2, MERCK and CUBIST each agree that, during the TERM of this Agreement and for **** ********* thereafter, it will keep confidential, and will cause its AFFILIATES to keep confidential, all CONFIDENTIAL INFORMATION that is disclosed to it or to any of its AFFILIATES pursuant to this Agreement. Neither MERCK nor CUBIST nor any of their respective AFFILIATES shall use such




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

                 CONFIDENTIAL INFORMATION except as expressly permitted in this Agreement.

          8.1.2 MERCK and CUBIST each agree that any disclosure of the other's CONFIDENTIAL INFORMATION to any officer, employee or agent of, or consultant to, the other party or of any of its AFFILIATES shall be made only if and to the extent necessary to carry out its responsibilities under this Agreement and shall be limited to the maximum extent possible consistent with such responsibilities. MERCK and CUBIST each agree not to disclose the other's CONFIDENTIAL INFORMATION to any third parties under any circumstance without the prior written permission from the other party (which permission shall not be unreasonably withheld or delayed if but only if any such disclosure shall be required by applicable law). Each party shall take such action, and shall cause its AFFILIATES to take such action, to preserve the confidentiality of each other's CONFIDENTIAL INFORMATION as it would customarily take to preserve the confidentiality of its own CONFIDENTIAL INFORMATION. Each party, upon the other's request, will return all the CONFIDENTIAL INFORMATION disclosed to the other party pursuant to this Agreement, including all copies and extracts of documents, within sixty (60) days of the request upon the termination of this Agreement except for one (1) copy which may be kept for the purpose of complying with continuing obligations under this Agreement.

          8.1.3 CUBIST and MERCK each represent that all of its employees, and any consultants to such party, participating in the COLLABORATION, are bound by the obligations of confidentiality set forth herein.

     8.2  Publication.  Notwithstanding any matter set forth with particularity
          -----------
          in this Agreement to the contrary, results obtained in the course of the COLLABORATION may be submitted for publication following scientific review and approval by MERCK and CUBIST, which approval shall not be unreasonably withheld, provided however, either party shall have the right to (a) propose modifications to the publication for patent, trade secret or business reasons, and/or (b) request a reasonable delay (not to exceed ninety (90) days) in publication or presentation in order to protect patentable information. After receipt of the proposed publication by MERCK and CUBIST, written approval or disapproval shall be provided within thirty (30) days.

     8.3  Publicity.  Except as required by law and as provided below or in
          ---------
          Section 8.2 of this Agreement, neither party may disclose the terms of this Agreement or the research described in it without the prior written consent of the other party, which consent shall not be unreasonably withheld. It is understood that the existence of this Agreement is anticipated to form the basis of a press release that will be released promptly following the EFFECTIVE DATE and that will be mutually satisfactory to the parties, provided that in no event shall such press release disclose the financial terms set forth in this Agreement.

     8.4  Disclosure of Inventions.  Each party shall promptly inform the other
          ------------------------
          in writing about all inventions in the AREA that are conceived, actually reduced to practice or developed in the course of carrying out the COLLABORATION.

9.0  PROVISIONS CONCERNING THE FILING, PROSECUTION AND MAINTENANCE OF PATENT
     RIGHTS

     The following provisions relate to the filing, prosecution and maintenance of PATENT RIGHTS during the term of this Agreement:

     9.1  Filing, Prosecution and Maintenance of Patents Rights by Cubist.
          ---------------------------------------------------------------

          Patent applications and granted patents naming CUBIST employees and/or consultants exclusively (the "CUBIST

          PATENT RIGHTS") shall be filed, prosecuted and maintained by CUBIST. Patent applications and granted patents naming both MERCK and CUBIST employees and/or consultants (the "JOINT PATENT RIGHTS") shall also be filed, prosecuted and maintained by CUBIST, subject to the provisions set forth below. To the extent that CUBIST notifies MERCK in writing that CUBIST does not desire to continue filing, prosecuting and/or maintaining JOINT PATENT RIGHTS, CUBIST's obligation to continue to file, prosecute and/or maintain such JOINT PATENT RIGHTS shall terminate and MERCK shall have the right, exercisable in its sole discretion, to file, prosecute and maintain such JOINT PATENT RIGHTS. Patent applications and granted patents naming MERCK employees and/or consultants exclusively ("MERCK PATENT RIGHTS") shall be filed, prosecuted and maintained by MERCK.

          With respect to CUBIST PATENT RIGHTS and JOINT PATENT RIGHTS, CUBIST shall have the exclusive right:

          (a) to file applications for letters patent on any invention included in CUBIST PATENT RIGHTS and JOINT PATENT RIGHTS; provided, however, that CUBIST shall consult with MERCK regarding the content of such patent applications, as further provided below, and regarding the countries in which such patent applications should be filed and shall file patent applications in those countries where MERCK requests that CUBIST file such applications; and, further provided, that CUBIST, at its option and expense, may file in countries where MERCK does not request that CUBIST file such applications;

          (b) to take all reasonable steps to prosecute all pending and new patent applications included within CUBIST PATENT RIGHTS and JOINT PATENT RIGHTS;

          (c) to respond to oppositions, nullity actions, re-examinations, revocation actions and similar proceedings filed by third parties against the grant of letters patent for such applications or against letters patent granted; and

          (d) to maintain in force any letters patent included in CUBIST PATENT RIGHTS and JOINT PATENT RIGHTS by duly filing all necessary papers and paying any fees required by the patent laws of the particular country in which such letters patent were granted.

                 9.1.2  Review by Merck.  *************************************
                        ---------------
                        *****************************************************





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

                        *******************************************************
                        *******************************************************
                        *******************************************************
                        *******************************************************

                 9.1.2  Copies of Documents.  CUBIST shall provide to MERCK
                        -------------------
                        copies of all patent applications that are part of CUBIST PATENT RIGHTS and JOINT PATENT RIGHTS, for the purpose of obtaining substantive comment of MERCK's patent counsel pursuant to Section 9.1.1 hereof. CUBIST shall also provide to MERCK copies of all documents relating to prosecution of all such patent applications in a timely manner and shall




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
                        provide MERCK every six (6) months a report detailing their status.

                 9.1.3  Reimbursement of Costs for Filing, Prosecuting and
                        --------------------------------------------------
                        Maintaining PATENT RIGHTS.  Within thirty (30) days of
                        -------------------------
                        receipt of invoices from CUBIST, MERCK shall reimburse CUBIST for ************************of all the costs
                        (including reasonable attorney's fees) incurred by CUBIST in connection with preparing, filing, prosecuting, responding to oppositions, nullity actions, protests, reexaminations, revocation actions, participating in interferences and similar proceedings and maintaining patent applications and patents included within CUBIST PATENT RIGHTS and JOINT PATENT RIGHTS, in countries where MERCK requests that patent applications be filed, prosecuted and maintained. Such reimbursement shall be in addition to any other payments due CUBIST. However, MERCK may, upon sixty (60) days notice, request that CUBIST discontinue filing or prosecuting patent applications in any country and discontinue reimbursing CUBIST for the costs of filing, prosecuting, responding to opposition or maintaining such patent application or patent in




                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission any country. CUBIST shall pay all costs in those countries in which MERCK does not request that CUBIST file, prosecute or maintain patent applications and patents, but in which CUBIST, at its option, elects to do so.

                 9.1.4 MERCK shall have the right to file on behalf of and as an agent for CUBIST all applications and take all actions necessary to obtain patent extensions pursuant to 35 USC Section 156 and foreign counterparts for CUBIST PATENT RIGHTS and JOINT PATENT RIGHTS described in this Section 9.1 licensed to MERCK. CUBIST agrees to sign, at MERCK's expense, such further documents and take such further actions as may be requested by MERCK in this regard.

     9.2  Filing, Prosecution and Maintenance of Patent Rights by MERCK.  With
          -------------------------------------------------------------
          respect to MERCK PATENT RIGHTS, MERCK shall have those rights ascribed to CUBIST, and CUBIST shall have those rights and duties ascribed to MERCK, in Section 9.1 hereof; provided, however, that in no event
                                        --------  -------
          shall CUBIST have any of the obligations that MERCK has under Section 9.1.3.

     9.3  Cooperation.  The parties agree to cooperate, to the extent
          -----------
          practicable, with each other in connection with the preparation, prosecution, maintenance and defense of any patent applications and patents included in PATENT RIGHTS.

     9.4  Abandonment of Patent Rights.  The parties agree to notify each other
          ----------------------------
          in a timely manner of any decision to abandon a pending patent application or an issued patent included in PATENT RIGHTS.
          Thereafter, the non-abandoning party shall have the option, at its own expense, to prosecute any such pending patent application or to keep the issued patent in force.

10.0 SOLE AGREEMENT

     This Agreement is the sole agreement with respect to the COLLABORATION and supersedes all other agreements and understandings between the parties with respect to same.

11.0 TERM, TERMINATION AND DISENGAGEMENT

     11.1  Term.  This Agreement shall become effective on the EFFECTIVE DATE
           ----
           and shall, unless earlier terminated by one of the parties in accordance with the terms of this Agreement, expire when MERCK is no longer obligated to pay royalties to CUBIST in any country pursuant to this Agreement (the "TERM").

     11.2  Termination. This Agreement may be terminated as follows:
           -----------

          A. Upon any material breach by either party under this Agreement, the non-breaching party may terminate this Agreement by giving ninety (90) calendar days prior written notice to the breaching party, specifying the material breach. The termination shall become effective at the end of the ninety (90) calendar days. Notwithstanding any of the foregoing provisions of this Section 11.2(A), if at any time during such ninety (90) calendar days, the breaching party cures any such material breach, then this Agreement shall not terminate but shall continue in full force and effect in accordance with its terms.

         B. Notwithstanding any other provisions of this Agreement to the contrary, this Agreement may be terminated by either MERCK OR CUBIST, in its sole discretion, upon thirty (30) calendar days prior written notice to the other if (i) no HITS are identified pursuant to the PRIMARY SCREENING PROGRAM, (ii) no compound enters a MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM pursuant to, and in accordance with, the provisions of this Agreement or

               (iii) no compound enters a DRUG DEVELOPMENT PROGRAM pursuant, and in accordance with, the provisions of this Agreement. The parties hereby mutually agree that prior to either of them exercising the termination rights provided in this Section 11.2(B), the parties shall discuss the proposed termination and the reasons therefor.

         C.    **************************************************************
               ***************************************************************
               **********************************************************
               *************************************************************
               ******************

     11.3  Rights Upon Termination.
           -----------------------

           11.3.1 If this Agreement is terminated by either MERCK or CUBIST pursuant to Section 11.2(A), 11.2(B) or 11.2(C) hereof, as applicable, then, on the effective date of such termination, both parties' rights and obligations under this Agreement shall terminate and be of no further force or effect whatsoever, except to the extent otherwise provided in
                    Section 11.3.3, Section




                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission

                    11.3.4, Section 11.3.5, Section 11.3.6 or Section 11.3.7
                    hereof.

          11.3.2    Upon termination of this Agreement by CUBIST pursuant to
                    Section 11.2(A), upon termination of this Agreement by MERCK or CUBIST pursuant to Section 11.2(B) or upon termination of this Agreement by MERCK pursuant to Section 11.2(C), the LICENSE shall automatically terminate with respect to all countries of the world and all LICENSED PRODUCTS, effective as of the effective date of the termination of this Agreement.

          11.3.3    *********************************************************
                    ************************************************************
                    ************************************************************
                    **********************************************************
                    *********************************************************
                    ******************************************************
                    ************************************************************
                    ********************************************************
                    **********************************************************
                    ****************




                      *Confidential treatment requested:
      material has been omitted and filed separately with the Commission

            11.3.4 Neither the termination of this Agreement by either party nor the expiration of the TERM shall terminate the obligation of either party to make all payments accrued prior to such termination or expiration. Neither the termination of this Agreement by either party nor the expiration of the TERM shall operate to release either party from any liability arising from (i) such party's failure, at any time prior to the effective date of such termination or expiration, to perform or observe in any material respect any term, covenant, representation, warranty, provision or understanding contained in this Agreement or (ii) such party's failure at any time (including, without limitation, at any time after the termination of this Agreement or the expiration of the TERM) to perform or observe in any material respect any term, covenant, representation, warranty, provision or understanding contained in this Agreement and that, by its own terms, shall survive such termination or expiration. Following any such termination or expiration, each party shall be entitled to exercise any remedies that are available, at law or in equity, to such party against the other party in connection with such other party's failure to perform or observe in any material respect any term, covenant, representation, warranty, provision or understanding herein at any time prior to such termination or expiration or, if and to the extent that such term, covenant, representation, warranty, provision or understanding survives such termination or expiration by the express terms of any other provision of this Agreement, at any time thereafter.

          11.3.5 The provisions of Section 2.6.1, Section 4.4, Section 5.1, the first two sentences of Article 7, Section 8.1, Section 8.3, Section 11.3, Section 11.4, Article 13, Article 15 and
                    Section 16.10 shall survive the termination of this Agreement.

          11.3.6 If this Agreement is terminated by either MERCK or CUBIST pursuant to Section 11.2(B) or by MERCK pursuant to Section 11.2(C), CUBIST may request and MERCK, in its sole discretion, may extend to CUBIST the opportunity to enter into good faith negotiations to provide CUBIST the right to
                    (a) select one or more compound(s) identified in the SECONDARY

                    SCREENING PROGRAM or the MEDICINAL CHEMISTRY AND
                    DRUG DISCOVERY PROGRAM for development by itself or with third parties and (b) enter into a worldwide exclusive license agreement under commercially reasonable terms.

     11.4  Dispute. Without in any way limiting the generality of the
           -------
           provisions of Section 16.10 hereof, the parties hereby agree that, in the event of a dispute between the parties as to whether a material breach has occurred under this Agreement entitling a party to exercise its right to terminate this Agreement pursuant to Section 11.2(A), the dispute shall be resolved pursuant to the dispute resolution procedures set forth in 16.10 hereof.


12.0 REPRESENTATIONS AND WARRANTIES

     CUBIST and MERCK each represents and warrants as follows:

     12.1 It is a corporation duly organized, validly existing and is in good standing under the laws of its jurisdiction of incorporation, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

     12.2 The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders, (b) violate any provision of any law, rule, regulations, order, writ, judgment, injunctions, decree, determination or award presently in effect having applicability to it or any provision of its certificate of incorporation or by-laws or (c) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

     12.3 This Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally.

13.0 INDEMNIFICATION

     13.1  MERCK's Obligation to Indemnify.  MERCK will indemnify CUBIST for
           -------------------------------
           damages, settlements and reasonable costs, legal fees and other expenses incurred in connection with any claim against CUBIST based on any action or omission of MERCK, its agents or employees related to the obligations of MERCK under this Agreement, excluding such damages, costs, legal fees and expenses arising from the negligence of CUBIST. MERCK, in its sole discretion, shall choose legal counsel, shall control the defense of such claim or action and shall have the right to settle same on such terms and conditions it deems advisable; provided however, it shall obtain CUBIST's prior written consent to all or such part of any settlement which requires payment or other action by CUBIST or which may have a material adverse effect on CUBIST's business or income pursuant to this Agreement. In the event of any product liability claim in connection with any LICENSED PRODUCT based in whole or in part upon any LICENSED PRODUCT made, sold, or distributed by MERCK, any AFFILIATE or any sublicensee of MERCK, MERCK will indemnify and hold CUBIST harmless against all damages, reasonable costs, reasonable expenses and reasonable attorneys' fees arising therefrom or connected therewith, excluding such damages, costs, expenses and attorneys' fees arising as a result of the negligence of CUBIST.

     13.2.  CUBIST's Obligation to Indemnify.  CUBIST will indemnify MERCK for
            --------------------------------
            damages, settlements and reasonable costs, legal fees and other expenses incurred in connection with any claim against MERCK based on any action or omission of CUBIST, its agents or employees related to the obligations of CUBIST under this Agreement, excluding such damages, costs, expenses and attorneys' fees arising as a result of the negligence of MERCK. CUBIST, in its sole discretion, shall choose legal counsel, shall control the defense of such claim or action and shall have the right to settle same on such terms and conditions it deems advisable; provided however, it shall obtain MERCK's prior written consent to all or such part of any settlement which requires payment or other action by MERCK or which may have a material adverse effect on MERCK's business or income pursuant to this Agreement.

14.0 NOTICES

     All notices shall be in writing mailed via certified mail, return receipt requested, courier, or facsimile transmission addressed as follow, or to such other address as may be designated from time to time:

     If to MERCK:   To MERCK at its address as set forth at the beginning of
                    this Agreement.
                    Attention:    Patrick McDonald,
                                  Executive Director, Corporate
                                   Licensing
                    with copy to:  Office of the General Counsel.

     If to CUBIST:  To CUBIST at its address as set forth at the beginning of this Agreement.
                    Attention:     Scott M. Rocklage, President
                    with copy to:  Justin P. Morreale
                                   Bingham, Dana & Gould
                                   150 Federal Street
                                   Boston, MA 02110-1726

     Notices shall be deemed given as of the date received.


15.0 GOVERNING LAW
     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


16.0 MISCELLANEOUS

     16.1  Binding Effect.  This Agreement shall be binding upon and inure to
           --------------
           the benefit of the parties and their respective legal representatives, successors and permitted assigns.

     16.2  Headings.  Paragraph headings are inserted for convenience of
           --------
           reference only and do not form a part of this Agreement.

     16.3  Counterparts.  This Agreement may be executed simultaneously in two
           ------------
           or more counterparts, each of which shall be deemed an original.

     16.4  Amendment  and Waiver.  This Agreement may be amended, modified,
           ---------------------
           superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party or parties waiving compliance. The delay or failure of any party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

     16.5  No Third Party Beneficiaries.  No third party including any employee
           ----------------------------
           of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any third party.

     16.6  Assignment and Successors.  This Agreement may not be assigned by
           -------------------------
           either party without the prior written consent of the other party (which consent shall not be unreasonably withheld), except that each party may assign this Agreement and the rights and interests of such party, in whole or in part, to any of its AFFILIATES, to any purchaser of the assets to which this Agreement relates or to any successor business resulting from any purchase, merger or consolidation of such party with or into such businesses.

     16.7  Force Majeure.  Neither MERCK nor CUBIST shall be liable for failure
           -------------
           of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of MERCK or CUBIST.

     16.8  Severability.  If any provision of this Agreement is or becomes
           ------------
           invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the parties that the remainder of the Agreement shall not be affected.

     16.9  Gender and Number,  Whenever the context may require, any pronouns
           -----------------
           used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names, defined terms and pronouns shall include the plural and vice-versa.

     16.10 Dispute Resolution.  The parties agree to attempt initially to solve
           ------------------
           all claims, disputes, or controversies arising under, out of, or in connection with this Agreement by conducting good faith negotiations. If the parties are unable to settle the matter between themselves, the matter shall thereafter be resolved by alternative dispute resolution (ADR), starting with mediation and including, if necessary, a final and binding arbitration in Boston, Massachusetts or at such other location as the parties may agree upon. The parties agree in the case of arbitration to select a single arbitrator who will establish the rules and procedures of the arbitration under the applicable Rules of the American Arbitration Association. In the event of an arbitration, the prevailing party shall be entitled to fees and expenses including attorney's fees.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


MERCK & CO., INC.


By
   -----------------------------


CUBIST PHARMACEUTICALS, INC.


By
   -----------------------------